UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    02/16/05
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

           WASHINGTON              1-6563             91-0742146
         (State or other        (Commission           (IRS Employer
         jurisdiction of        File Number)        Identification No.)
         incorporation)

                     Safeco Plaza, Seattle, Washington    98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting   material  pursuant  to  Rule 14a-12  under  the  Exchange  Act
     (17 CFR 240.14a-12)

|_|  Pre-commencement   communications   pursuant  to  Rule 14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications   pursuant  to  Rule 13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February  16,  2005,  Safeco's  Board of  Directors  appointed  Gary Locke as director. Mr. Locke will serve as a Class I director and will stand for election at our 2005 shareholders meeting with incumbent directors Joseph W. Brown, Phyllis J. Campbell and Kerry Killinger.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press release "Former Washington Gov. Gary Locke Appointed to Safeco Board of Directors" dated February 18, 2005.


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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SAFECO CORPORATION
                                      --------------------------------------
                                      Registrant

    Dated: February 18, 2005
                                      /s/ Stephanie Daley-Watson
                                      --------------------------------------
                                      Stephanie Daley-Watson
                                      Vice President and Secretary